UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2007

Morgan Stanley Capital I Trust 2007-HQ13

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

(Exact name of the depositor as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Nomura Credit & Capital, Inc.
American Mortgage Acceptance Company

(Exact name of sponsors as specified in their charters)

333-143623-05 (Commission File Number of issuing entity)	Delaware (State or other jurisdiction of incorporation of depositor)	Applied for, but not yet received by the IRS (IRS Employer Identification No. of depositor)

1585 Broadway, 2nd Floor New York, New York (Address of principal executive offices of depositor)		10036 (Zip Code of depositor)

(212) 761-4000
Depositor’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 28, 2007, Morgan Stanley Capital I Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2007 (the “Pooling and Servicing Agreement”), between the Depositor, Wachovia Bank, National Association, as master servicer, Centerline Servicing Inc., as special servicer, and Wells Fargo Bank, National Association, as trustee, custodian, paying agent, certificate registrar and authenticating agent of Morgan Stanley Capital I Trust 2007-HQ13, Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13 (the “Certificates”). The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-M and Class A-J Certificates, having an aggregate initial principal amount of $904,357,000, were sold to Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc. (collectively, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 20, 2007, by and among the Company and the Underwriters.

On December 28, 2007, the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class X Certificates (collectively, the “Privately Purchased Certificates”) were sold to Morgan Stanley & Co. Incorporated (the “Initial Purchaser”), pursuant to a Certificate Purchase Agreement, dated as of December 20, 2007, by and between the Depositor and the Initial Purchaser. On December 28, 2007, the Class R-I, Class R-II and Class R-III (collectively, the “Privately Placed Certificates” and together with the Purchased Certificates, the “Private Certificates”) were sold to Morgan Stanley & Co. Incorporated. The Private Certificates were sold or privately placed, as applicable, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from Morgan Stanley Mortgage Capital Holdings LLC.

In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of the Certificates, and a separate legal opinion was rendered related to certain federal income tax considerations relating to the Certificates, which legal opinions are attached as exhibits to this report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 5(i)	Legality Opinion of Latham & Watkins LLP, dated as of December 28, 2007.
Exhibit 8	Tax Opinion of Latham & Watkins LLP, dated as of December 28, 2007.
Exhibit 23(i)	Consent of Latham & Watkins LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 28, 2007	MORGAN STANLEY CAPITAL I INC.
	By:	/s/ Anthony J. Sfarra
	Name:	Anthony J. Sfarra
	Title:	Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5(i)	Legality Opinion of Latham & Watkins LLP, dated as of December 28, 2007.	(E)
8	Tax Opinion of Latham & Watkins LLP, dated as of December 28, 2007.	(E)
23(i)	Consent of Latham & Watkins LLP (included as part of Exhibit 5).	(E)